FIXED ASSETS (Details) (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Fixed Assets Details
Website	$ 94,244	$ 91,743
Equipment	67,669	33,651
Furniture and fixtures	58,605	26,219
Total Fixed Assets, Gross	220,518	151,613
Accumulated depreciation	(125,452)	(81,500)	26,655
Property and equipment, net of accumulated depreciation of $43,952 and $41,133, respectively	$ 95,066	$ 70,113	$ 96,192